UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 15, 2020

UNITED INSURANCE HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

800 2nd Avenue S.				33701
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	895-7737
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	UIHC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2020, United Insurance Holdings Corp. (the "Company") filed a Current Report on Form 8-K (the “Original 8-K”) announcing that Mr. Deepak Menon, Chief Revenue Officer, had resigned his position with the Company, effective September 30, 2020. In connection with Mr. Menon’s resignation, the Company and Mr. Menon entered into a general release agreement on September 29, 2020 (the "Release Agreement"), setting forth the terms of Mr. Menon's separation from the Company. This Form 8-K/A (this "Amendment") is being filed for the purposes of providing information regarding the Release Agreement. This Amendment should be read in conjunction with the Original 8-K.

Pursuant to the Release Agreement, Mr. Menon’s last day of employment with the Company was September 30, 2020 (the "Separation Date"). The Release Agreement provides that, subject to the satisfaction of the conditions set forth therein, Mr. Menon will be entitled to a severance benefit amount of $180,250, which is subject to reduction under the circumstances set forth in the Release Agreement. Any bonus earned by Mr. Menon under the Company’s 2020 Annual Incentive Plan will be forfeited, and all unvested equity-based compensation awards held by Mr. Menon will be forfeited and terminate as of the Separation Date.

Under the Release Agreement, the parties also reaffirm Mr. Menon's confidentiality, non-competition (subject to a partial waiver by the Company) and non-solicitation restrictive covenants contained in his Amended and Restated Employment Agreement with the Company, dated as of December 12, 2016. In addition, the Release Agreement contains a non-disparagement restrictive covenant binding on Mr. Menon and provides for a release of claims by Mr. Menon against the Company.

The foregoing description of the Release Agreement is qualified in its entirety by reference to the complete terms and conditions of the Release Agreement, a copy of which is filed as Exhibit 10.1 to this Amendment.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Release Agreement, dated as of September 29, 2020, by and between the Company and Deepak Menon.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED INSURANCE HOLDINGS CORP.
October 1, 2020	By:	/s/ B. Bradford Martz
B. Bradford Martz, President and Chief Financial Officer